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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earlier Event Reported): June 7, 2000

                                 EARTHLINK, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                       001-15605                58-2511877
(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)


                        1430 West Peachtree Street, N.W.
                                    Suite 400
                             Atlanta, Georgia 30309
                    (Address of Principal Executive Offices)

        Registrant's telephone number including area code: (404) 815-0770

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

AGREEMENT TO ACQUIRE ONEMAIN.COM, INC.

         On June 7, 2000, Earthlink, Inc. ("Earthlink"), OneMain.com, Inc., a Delaware corporation ("OneMain") and a specially created subsidiary of EarthLink formed to complete the acquisition, OM Combination, Inc. ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement") and subject to stockholder and regulatory approval, EarthLink will acquire OneMain through a merger of OneMain into the Merger Subsidiary (the "Merger"). The aggregate purchase price for OneMain shall be approximately $308 million, or approximately $12.27 per share for each of OneMain's 25.1 million common shares outstanding. The purchase price consists of approximately $150 million in cash and approximately 8.8 million shares of EarthLink Common Stock ("EarthLink Common Stock") valued at $158 million at a closing price of $17.94 on June 7, 2000, subject to adjustment as set forth in the Merger Agreement. The shares of EarthLink Common Stock issued in the Merger will be registered under the Securities Act of 1933, as amended.

         The Merger Agreement contains a $9 million termination fee payable under certain circumstances in connection with the termination of the Merger Agreement.

         In addition, Stephen E. Smith, OneMain.com Chairman and Chief Executive Officer, Allon Lefever, a Director of OneMain and President of OneMain's East Operating Group, Ella Fontanals de Cisneros, a Director of OneMain and M. Cristina Dolan, OneMain's Executive Vice President and Chief Content and Strategic Alliances Officer, who own 1,360,000, 167,296, 1,010,000 and 100,000 shares of OneMain common stock, respectively, have entered into a Voting Agreement pursuant to which each has granted EarthLink an irrevocable proxy to vote their shares of OneMain common stock in favor of the Merger and related transactions contemplated by the Merger Agreement.

         The companies anticipate that the transaction will close during the fourth quarter of 2000.

         A copy of the Merger Agreement is included as Exhibit 2.1 hereto. A copy of the joint press release issued by the parties announcing the execution of the Merger Agreement is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

2.1 Agreement and Plan of Reorganization, dated June 7, 2000, among EarthLink, Inc., OneMain.com, Inc. and OM Combination, Inc.
99.1 Press release announcing execution of the Merger Agreement (incorporated herein by reference to Form 425, Reg. No. 1-15605).

                                      II-1
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EARTHLINK, INC.

Date:  June 21, 2000                     By: /s/ CHARLES G. BETTY
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                                             Charles G. Betty
                                             Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        EXHIBIT
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2.1      Agreement and Plan of Reorganization, dated June 7, 2000, among
         EarthLink, Inc., OneMain.com, Inc. and OM Combination, Inc.
99.1 Press release announcing the execution of the Merger Agreement (incorporated herein by reference to Form 425, Reg. No. 1-15605).